UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2023

AG Twin Brook BDC, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01259	83-4184014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 15, 2023, Angelo, Gordon & Co., L.P. (“Angelo Gordon”), the parent company of AG Twin Brook Manager, LLC (the “Advisor”), which serves as the investment adviser to AG Twin Brook BDC, Inc. (the “Company”), announced that it and certain of its affiliated entities entered into a transaction agreement (the “Transaction Agreement”) with TPG Inc. (“TPG”) and certain of its affiliated entities pursuant to which TPG has agreed to acquire Angelo Gordon on the terms and subject to the conditions set forth in the Transaction Agreement (the “Transaction”). Following the Transaction, Angelo Gordon, which also serves as the Company’s Administrator, and the Advisor will be indirect subsidiaries of TPG.

The Company’s investment strategy and team remains unchanged, and the Transaction is not expected to have a material impact on the Company’s operations.

The Transaction is expected to close in the fourth quarter of 2023, subject to customary closing conditions, including Hart-Scott-Rodino Act filings, international regulatory approvals, and other client and third-party consents. The closing of the Transaction will result in a change of control of the Advisor under the Investment Company Act of 1940, as amended (the “1940 Act”), which will further result in the assignment of the Company’s current investment management agreement (“Current Agreement”) under the 1940 Act and the immediate termination of the Current Agreement. Since the Current Agreement will terminate upon completion of the Transaction, the stockholders of the Company will be asked to approve a new investment management agreement between the Company and the Advisor (“New Agreement”) at an upcoming special shareholder meeting. The New Agreement will replace the Current Agreement upon the consummation of the Transaction. All material terms in the New Agreement will remain unchanged from the Company’s Current Agreement, and the New Agreement, if approved by the Company’s stockholders, will become effective upon the closing of the Transaction.

About TPG

TPG Inc. (NASDAQ: TPG) is a leading global alternative asset management firm, founded in San Francisco in 1992, with $137 billion of assets under management and investment and operational teams around the world. TPG invests across five multi-strategy platforms: Capital, Growth, Impact, Real Estate, and Market Solutions and its unique strategy is driven by collaboration, innovation, and inclusion. TPG’s teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for its fund investors, portfolio companies, management teams, and communities.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that may cause such a difference, include, without limitation, whether the Transaction will close on the contemplated terms or within the timeframe anticipated, or at all, the structure of the Advisor following the Transaction, the impact of the Transaction on the Company’s investment strategy, team and operations and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and its other reports filed from time to time with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. The Company cautions investors not to unduly rely on any forward-looking statements.

The forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company is under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Additional Information about the Transaction and Where to Find It

In connection with this Transaction which will result in the change in control of the Advisor, the Company intends to file a proxy statement in preliminary and definitive form with the SEC that will contain important information about the Transaction and related matters. Promptly after filing its definitive proxy statement, the Company intends to deliver a copy of the proxy statement and proxy card to its stockholders entitled to vote at a special stockholder meeting relating to the Transaction. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors may obtain a free copy of these materials when they are available and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Investors and security holders may also obtain free copies of the proxy statement and other documents filed with the SEC from the Company by contacting AG Client Relations at (212) 692-2011.

Participants in the Solicitation Relating to the Transaction

The Company, the Advisor, Angelo Gordon and TPG and their respective trustees, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the matters to be submitted to the stockholders of the Company for their approval in connection with the Transaction. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Twin Brook BDC, Inc.

Dated: May 17, 2023	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer